Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter G. Michielutti, Senior Vice President and Chief Financial Officer of Christopher & Banks Corporation (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The quarterly report of the Company on Form 10-Q for the period ended November 2, 2013 as filed with the United States Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2013

	By:	/s/ Peter G. Michielutti
Peter G. Michielutti Senior Vice President, Chief Financial Officer